UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 30, 2002
                                                          ------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



United States               000-22305                   22-2382028
-------------               ---------                   ----------
(State or other           (Commission                (I.R.S. employer
Jurisdiction of           File Number)               Identification No.)
Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events
         ------------

     On May 30, 2002, the Underwriting Agreement, dated as of May 23, 2002 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On May 30, 2002 the Series 2002-3 Supplement, dated as of May 30, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On May 30, 2002, the Indenture, dated as of May 30, 2002 (the "Indenture"), between Chase Credit Card Owner Trust 2002-3 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On May 30, 2002, the Trust Agreement, dated as of May 30, 2002 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On May 30, 2002, the Deposit and Administration Agreement, dated as of May 30, 2002 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          Exhibits

          1.3 Underwriting Agreement, dated as of May 23, 2002, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

          4.8 Series 2002-3 Supplement, dated as of May 30, 2002 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of May 30, 2002 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of May 30, 2002 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of May 30, 2002 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MANHATTAN BANK USA,
                                   NATIONAL ASSOCIATION



                                   By:  /s/ Patricia Garvey
                                       ---------------------
                                   Name:   Patricia Garvey
                                   Title:  Vice President



Date: June 14, 2002

                               INDEX TO EXHIBITS


Exhibit                                                         Sequentially
Number       Exhibit                                            Numbered Pages
------       -------                                            --------------

1.3          Underwriting Agreement, dated
             May 23, 2002 among Chase USA, as Transferor,
             JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

4.8 Series 2002-3 Supplement, dated as of May 30, 2002, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of May 30, 2002 between the Trust and The Bank of New York, as Indenture
             Trustee.

4.10 Trust Agreement, dated as of May 30, 2002 between the Depositor and Wilmington Trust Company, as
             Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of May 30, 2002 between Chase USA, as Depositor and
             Administrator, and the Trust, as Issuer.